                                                         Exhibit 23.3
                 CONSENT OF BERWIND FINANCIAL GROUP, INC.

January 10, 1995

	We consent to the inclusion of our Fairness Opinion dated
_______________________________, as an exhibit to the One Valley Bancorp of West Virginia, Inc./Point Bancorp, Inc. Joint Proxy
Statement/Prospectus and, in addition, to the One Valley Registration Statement on Form S-4..

						Sincerely,




				/s/ BERWIND FINANCIAL GROUP, INC.